CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated December 15, 2000, for Kemper Income and Capital Preservation Fund in the Registration Statement (Form N-14) and related Proxy Statement /Prospectus of Scudder
Portfolio Trust filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 (file 333-52898).

                                                     /s/ ERNST & YOUNG LLP


Chicago, Illinois
March 5, 2001